                                                                   EXHIBIT 10.17

                          PROPERTY BOND PURCHASER, INC.

                         CITY OF RIO RANCHO, NEW MEXICO

                                       AND

                            FULCRUM PROPERTIES, L.P.

               ---------------------------------------------------

                             BOND PURCHASE AGREEMENT

               ---------------------------------------------------

                            DATED: DECEMBER 23, 1996

                                   $2,100,000
                         CITY OF RIO RANCHO, NEW MEXICO
                   TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND
                       (FULCRUM PROPERTIES, L.P. PROJECT)
                                   SERIES 1996

                             BOND PURCHASE AGREEMENT

     PROPERTY BOND PURCHASER, INC. (together with its successors, assigns and transferees, the "Purchaser"), CITY OF RIO RANCHO, NEW MEXICO the "Issuer") and FULCRUM PROPERTIES, L.P. (the "Company") agree:

     Section 1. Recitals. The City, the Purchaser and Sunwest Bank of Albuquerque, N.A., as Depositary (the "Depositary"), have entered into an Indenture dated as of December 1, 1996 (the "Indenture"). Pursuant to the Indenture, the Issuer will issue its Taxable Industrial Development Revenue Bond (Fulcrum Properties, L.P. Project) Series 1996 in the maximum principal amount of $2,100,000 (the "Bond"). Proceeds of the Bond will be used to acquire, construct, equip and improve a project consisting of land, buildings, improvements and equipment to be used as an administrative office and warehouse facility (the "Project").

     Section 2. Purchase and Delivery. On the basis of the representations and covenants contained in this Bond Purchase Agreement (this "Agreement") and subject to the terms and conditions contained in this Agreement, the Purchaser agrees to purchase the Bond from the Issuer and the Issuer agrees to sell the Bond to the Purchaser. As consideration for the sale of the Bond, the Purchaser agrees to make advances on the Bond at the times and under the conditions specified in Section 404 of the Indenture. The Issuer will deliver the Bond to the Purchaser, at or prior to 10:00 a.m., Mountain Time, on December 23, 1996, or at such other time not later than five business days thereafter as the Purchaser may determine and advise the Issuer (the "Closing Date").

     Section 3. Issuer Representations. The Issuer represents that, as of the date of this Agreement:

          (a) Each of the representations of the Issuer in the Lease and Purchase Agreement dated as of December 1, 1996 (the "Lease" and, together with the Indenture and this Bond Purchase Agreement, the "Bond Documents") and the Indenture is true and correct as if made on and as of the date of this Agreement.

          (b) Pursuant to an ordinance duly adopted by the City Council of the Issuer on November 13, 1996 (the "Bond Ordinance"), the Issuer duly authorized and approved (i) the execution and delivery by the Issuer of the Bond Documents and the performance by the Issuer of its obligations under the Bond Documents, and (ii) the issuance, execution and delivery of the Bond. The Bond Ordinance has not been amended, modified or repealed.

          (c) The Bond Documents and the Bond Ordinance constitute, and the Bond, when executed by the Issuer and delivered to the Purchaser will constitute, legal, valid and binding obligations off the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.
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          (d) The statements contained in any certificate provided under this
Agreement and signed and delivered to the Purchaser by any authorized official of the Issuer will be deemed a representation and warranty by the Issuer to the Purchaser.

     Section 4. Company Representations. The Company represents that, as of the date of this Agreement:

          (a) The Company is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware and has or will obtain at the necessary time, all necessary licenses and permits to lease and operate the Project and other property financed with the proceeds of the Bond. The Company has not received any notice of an alleged violation and is not in violation of any zoning, land use, environmental or other similar law or regulation applicable to the property subject to the Lease. The Company has full right, power and authority to approve the Bond Documents and to perform the other acts and things as provided for in this Agreement. The Company has full right, power and authority to approve, enter into, deliver and/or perform its obligations under the Bond Documents.

          (b) The approval by the Company of the Bond Documents and the execution, delivery and performance of its obligations under the Bond Documents, compliance by the Company with the provisions hereof and of any and all of the foregoing documents, the application by the Company of the proceeds of the sale of the Bond for the purposes described in the Indenture, and the consummation of the transactions contemplated herein do not and will not conflict with or result in the breach of any of the terms, conditions or provisions of, or constitute a default under, the limited partnership agreement, as amended, of the Company or any agreement, indenture, mortgage, lease or instrument to which the Company is a party or by which the Company or any of its property is or may be bound or any existing law or court or administrative regulation, decree or order which is applicable to the Company or any of its property, and do not and will not result in the creation or imposition of any lien of any nature upon any of the property of the Company, except for Permitted Liens (as defined in the Lease).

          (c) No "Default," "Event of Default" or event which, with notice or lapse of time or both, would constitute a "Default" or an "Event of Default" under the Bond Documents has occurred and is continuing.

          (d) The Company has duly authorized all necessary action to be taken by it for (i) the issuance and delivery of the Bond by the Issuer upon the terms and conditions and for the uses set forth or described herein and in the Indenture; (ii) the approval of the Bond and the Indenture; and (iii) the execution, delivery or receipt of and the performance as applicable, of its obligations under the Bond Documents and any and all such other agreements and documents as may be required to be executed, delivered or received by the Company in order to carry out, effectuate and consummate the transactions contemplated herein and therein.


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          (e) The Company will not take or omit to take any action which will in any way cause or result in the proceeds of the sale of the Bond being applied in a manner other than as provided in the Indenture and the Lease.

          (f) To the best knowledge of the Company, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or its property wherein an unfavorable decision, ruling or finding would have a material adverse effect on (i) the transactions contemplated in this Agreement or (ii) the validity or enforceability in accordance with their respective terms of the Bond Documents.

          (g) On or before the date of the sale of the Bond, the Company will approve or execute and deliver, as applicable, the Bond Documents. This Agreement is, and when executed and delivered, as applicable, the Bond Documents will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

          (h) To the best knowledge of the Company, all approvals, consents, authorizations, certifications, and other orders of any government authority, board, agency or commission having jurisdiction, and all filings with such entities, failure to obtain or make which would materially adversely affect the performance by the Company of its obligations hereunder or under the Bond Documents, have been duly obtained. All permits and approvals required to date for the construction and operation of the Project have been obtained or will be obtained in due course.

          (i) Any certificate signed by an authorized officer of the Company delivered to the Issuer or to the Purchaser in connection with the issuance of the Bond will be deemed a representation and warranty by the Company to the Issuer and the Purchaser as to the statements made therein.

     Section 5. Purchaser Representations. The Purchaser represents and acknowledges that, as of the date of this Agreement:

          (a) The Purchaser is purchasing the Bond for its own account for investment and with no present intention of distributing or reselling the Bond or any interest in the Bond but without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Bond in compliance with the Securities Act of 1933, as amended, the regulations promulgated thereunder and applicable state securities laws and regulations.

          (b) The Purchaser understands that the Bond is a special, limited, and not general, obligation of the Issuer, is payable solely from the revenues received by the Purchaser on behalf of the Issuer under the Lease and from the security therefor as described in the Indenture but from no other sources. It understands that the Bond is not secured by any obligation or pledge of any monies


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received or to be received from taxation or from the State of New Mexico (the
"State") or any political subdivision or taxing district thereof (including, without implied limitation, the Issuer), and that the Bond will never represent or constitute a general obligation, debt or bonded indebtedness of the Issuer, the State, or any political subdivision thereof, and that no right will exist to have taxes levied by the Issuer, the State, or any political subdivision thereof, for the payment of principal of, premium, if any, and interest on the Bond. The Purchaser understands that the payment of the Bond depends upon the general credit of the Company, and upon the security granted in the Indenture for the Company's obligations under the Lease.

          (c) The Purchaser has received copies of financial statements of the Company, has been afforded the opportunity to discuss the business, assets and financial position of the Company with the officers, employees and auditors of the Company, and has received such information concerning the Company and its business, assets and financial position, and the Project (as defined in the Indenture) as it deems necessary in making its decision to purchase the Bond.

          (d) The Purchaser is duly and legally authorized to purchase the Bond, has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of its purchase of the Bond, is aware of the intended use of proceeds of the Bond, and understands that interest on the Bond is not excludable from gross income for federal income tax purposes.

          (e) The Purchaser understands that the Issuer has not undertaken to furnish any information with respect to the Company or to ascertain the accuracy of any information furnished to the Purchaser with respect to the Company and the Purchaser has not requested or received any representations from the Issuer with respect to any such information, its accuracy or completeness. The Purchaser, for itself and for any subsequent holder of the Bond, waives any requirement of due diligence in investigation or inquiry on the part of the Issuer, its officials, counsel, agents and consultants and all claims, actions or causes of action which the Purchaser may have from and after the date hereof against the Issuer, its officials, counsel, agents and consultants growing out of any such action which any of the foregoing took, or could have taken, in connection with the authorization, execution, delivery, sale or resale of the Bond to or by the Purchaser or in connection with any statement or representation which induced the Purchaser to purchase the Bond.

          (f) The Purchaser has received and reviewed copies in draft and final form of the Bond Documents and the Bond Ordinance.

          (g) This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

          (h) The Purchaser has been informed by the Company and agrees that the Indenture has not been qualified under the Trust Indenture Act of 1939, and that the Bond (i) is not


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being registered or otherwise qualified for sale under (1) the Securities Act of
1933, as amended, or (2) the "Blue Sky" laws and regulations of any state, (ii) will not be listed on any stock or other securities exchange, (iii) will not carry a rating from any rating service and (iv) will not be readily marketable. The Purchaser has been informed by the Company and agrees that a legend will be placed on the Bond certificate or any other documents evidencing ownership of the Bond to the effect that it has not been registered under the Securities Act of 1933, as amended, or the applicable state "Blue Sky" laws and that it may only be transferred in compliance with the Indenture.

          (i) The Purchaser acknowledges that its purchase of the Bond constitutes a transaction in a bond secured by the Indenture which is, among other things, a personal property security agreement, pursuant to which the Bond is offered and sold as a unit.

          (j) The execution, delivery and performance of this Agreement by the Purchaser will not constitute a default under any other agreement by which the Purchaser is bound.

     Section 6. Indemnification.

          (a) The Company agrees to indemnify, defend and hold harmless all officials, directors, councilors, officers and employees of the Issuer and each person, if any, who has the power to direct or cause the direction of the management and policies of the Issuer (the "Indemnified Parties") against any and all losses, claims, damages, liabilities, joint or several, or any expenses related thereto whatsoever arising out of or in connection with or caused by any pledge, offering, sale or resale of the Bond or any underlying security in violation of any federal or state securities laws or by an untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact made to any person or caused by an omission or alleged omission of any material fact in connection with the Bond or the pledge, sale, resale or delivery thereof.

          In case a claim shall be made or any action shall be brought against one or more of the Indemnified Parties based upon the matters described in the preceding paragraph and in respect of which indemnity is sought against the Company pursuant to the preceding paragraph, the Indemnified Party or Parties seeking indemnity shall promptly notify the Company, in writing, and the Company shall promptly assume or cause the assumption of the defense thereof, including the employment of counsel chosen by the Company and approved in writing by the Issuer (provided that such approval by the Issuer shall not be unreasonably withheld), the payment of all expenses and the right to participate in negotiations and to consent to settlement. If any Indemnified Party is advised in a written opinion of counsel that there may be legal defenses available to such Indemnified Party which are adverse to or in conflict with those available to the Company, or that the defenses of such Indemnified Party should be handled by separate counsel, the Company shall not have the right to assume or cause the assumption of the defense of such Indemnified Party, however, the Company shall be responsible for the fees and expenses of counsel retained by such Indemnified Party in assuming its own defense. If the Company shall have failed to assume or cause the assumption of the defense of such action or to retain counsel reasonably satisfactory to the Issuer


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or in the event it is determined the defense of such Indemnified Party should be handled by separate counsel within a reasonable time after notice of the commencement of such action, the fees and expenses of counsel retained by the Indemnified Party shall be paid by the Company. Notwithstanding, and in addition to, any of the foregoing, any one or more of the Indemnified Parties shall have the right to employ separate counsel with respect to any such claim or in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Indemnified Party or Parties unless the employment of such counsel has been specifically authorized in writing by the Company. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company or if there is a final judgment for the plaintiff in any such action with or without consent, the Company agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. The covenants and agreements of the Company herein contained shall survive the delivery of the Bond.

          (b) In order to provide for just and equitable contribution in circumstances in which the indemnity provided for in this Section is for any reason held to be unavailable to the Indemnified Parties other than in accordance with its terms, the Company shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuer in such proportions as determined by a court having jurisdiction of the matter; provided, however, that no person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Indemnified Party shall have the same rights to contribution as such Indemnified Party.

     Section 7. Conditions. The obligation of the Purchaser to purchase the Bond and the obligation of the Issuer to sell the Bond are subject to satisfaction of the following conditions precedent:

          (a) The representations of the Issuer and the Company in this Agreement will be true and correct on and as of the Closing Date as if made on and as of the Closing Date.

          (b) As of the Closing Date, no Default (as defined in the Indenture) or Event of Default (as defined in the Lease) will have occurred and be continuing, and no event will have occurred and be continuing which, with the lapse of time or the giving of notice or both, would constitute a Default or Event of Default.

          (c) On or before the Closing Date, all actions required to be taken as of the Closing Date in connection with the Bond, the Bond Ordinance and the Bond Documents by the Issuer and the Company will have been taken, and the Issuer and the Company will each have performed and complied with all agreements, covenants and conditions required to be performed or complied with by the Bond Ordinance and the Bond Documents.


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          (d) The Indenture will have been duly executed and delivered by the
Issuer, the Purchaser and the Depositary. The Lease will have been duly executed by the Issuer and the Company. Each of the Bond Documents, the Bond Ordinance and all other official action of the Issuer relating to the Bond, the Project and the Bond Documents will be in full force and effect on the Closing Date and will not have been amended, modified or supplemented on or before the Closing Date.

          (e) The Issuer, the Company and the Purchaser will have received the following, each dated the Closing Date:

               (i) the approving opinion of Sutin, Thayer & Browne A Professional Corporation, Bond Counsel, substantially in the form of Exhibit A;

               (ii) the opinion of counsel to the Company (which opinion, as to matters of New Mexico law may be given by Sutin, Thayer & Browne A Professional Corporation as New Mexico counsel to the Company), substantially in the form of Exhibit B;

               (iii) the opinion of counsel to the Issuer, substantially in the form set forth in Exhibit C;

               (iv) an opinion of counsel to the Purchaser, substantially in the form set forth in Exhibit D;

               (v) a certificate of and with reference to the Issuer signed by a duly authorized officer of the Issuer to the effect set forth in subsections (a), (b) and (c) of this Section 7;

               (vi) a certificate of and with reference to the Company signed by a duly authorized officer of the Company to the effect set forth in subsections (a), (b) and (c) of this Section 7; and

               (vii) a certificate of the Depositary signed by a duly authorized officer of the Depositary, to the effect that (A) he or she is an authorized officer of the Depositary; (B) the Indenture has been duly executed and delivered by the Depositary; (C) the Depositary has all necessary corporate powers required to execute and deliver, and to perform its obligations under, the Indenture; and (D) to the best of his or her knowledge, the execution and delivery by the Depositary of the Indenture and the performance by the Depositary of its obligations under the Indenture will not conflict with or constitute a breach of or default under any law, administrative regulation, consent decree or any agreement or other instrument to which the Depositary is subject or by which the Depositary is bound.

If any conditions to the obligations of the Purchaser or the Issuer under this Agreement are not satisfied and if the satisfaction of such conditions is not waived by the Purchaser and the Issuer,


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
then, at the option of the Purchaser and the Issuer, (x) the Closing Date will be postponed for such period, not to exceed seven days, as may be necessary for such conditions to be satisfied or (y) the obligations of the Purchaser and the Issuer under this Agreement will terminate, and neither the Purchaser nor the Issuer will have any further obligations or liabilities under this Agreement, however, the Company will continue to be obligated to reimburse the Issuer for the expenses of the Issuer.

     Section 8. Survival. All agreements, covenants and representations and all other statements of the Issuer, the Company and the Purchaser and their respective officers set forth in or made pursuant to this Agreement will survive the Closing Date and the delivery of and payment for the Bond.

     Section 9. Incorporation of Indenture Provisions. Each of the provisions of Sections 203 and 701 and Article XI of the Indenture and Section 10.3 of the Lease is incorporated in this Agreement.

     Section 10. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New Mexico applicable to agreements made and to be performed in the State of New Mexico, without regard or effect given to conflict of laws or rules which would require the application of any other jurisdiction.

     Section 11. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered will constitute an original and all together will constitute but one and the same instrument.

     Section 12. Severability. If any section, paragraph, clause or provision of this Agreement shall for any reason be held to be invalid or unenforceable, the invalidity or unenforceability of such section, paragraph, clause or provision shall not affect any of the remaining provisions of this Agreement.

     DATED: December 23, 1996.

                                        CITY OF RIO RANCHO, NEW MEXICO


                                        By   ___________________________________
                                             Thomas E. Swisstack, Mayor

                                        PROPERTY BOND PURCHASER, INC.


                                        By   ___________________________________
                                             Scott A. Budoff, President


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                              FULCRUM PROPERTIES, L.P.


                              By   FULCRUM CAPITAL L.P., its general partner

                                   By   _______________________________
                                          Scott A. Budoff, Principal


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
                          [Letterhead of Bond Counsel]


                                                               December 23, 1996


City of Rio Rancho, New Mexico
3900 Southern Boulevard
Rio Rancho, New Mexico 87124

Fulcrum Properties, L.P.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

Property Bond Purchaser, Inc.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

                                   $2,100,000
                         City of Rio Rancho, New Mexico
                   Taxable Industrial Development Revenue Bond
                       (Fulcrum Properties, L.P. Project)
                                   Series 1996

Ladies and Gentlemen:

We have acted as Bond Counsel in connection with the issuance and sale by the City of Rio Rancho, New Mexico (the "Issuer") of its Taxable Industrial Development Revenue Bond (Fulcrum Properties, L.P. Project) Series 1996 in the maximum principal amount of $2,100,000 (the "Bond").

The Bond will bear interest on its unpaid principal amount at 8% per annum and mature on December 1, 2020. Interest on the Bond is payable each June 1 and December 1, beginning June 1, 1997.

The Bond is subject to redemption prior to maturity as described in the Indenture dated as of December 1, 1996 (the "Indenture") among the Issuer, Property Bond Purchaser, Inc. (the "Purchaser") and Sunwest Bank of Albuquerque, N.A., as Depositary (the "Depositary").

The principal of, interest on and redemption price of the Bond are not general obligations of the Issuer but special obligations payable solely from the revenues pledged under the Indenture.

                                    EXHIBIT A

City of Rio Rancho, et al.
December 23, 1996
Page 2

Neither the faith and credit nor the taxing power of the State of New Mexico or of any of its political subdivisions, including the Issuer, is pledged to the payment of the principal of, interest on or redemption price of the Bond. The principal of, interest on and redemption price of the Bond will never constitute a debt or indebtedness of the Issuer within the meaning of any provision or limitation of the constitution or laws of the State of New Mexico or the home rule charter of the Issuer. The Bond will never constitute nor give rise to a pecuniary liability of the State of New Mexico, any of its political subdivisions or of the Issuer or a charge against their general credit or taxing powers.

In connection with the issuance of the Bond we have examined (a) a certified copy of an Ordinance passed by the City Council of the Issuer on November 13, 1996, authorizing the issuance of the Bond, pursuant to and under the provisions of Sections 3-32-1 through 3-32-16, New Mexico Statutes Annotated, 1978 Compilation, as amended (the "Act"); (b) the executed Bond; (c) executed counterparts of the Indenture, the Lease and Purchase Agreement dated as of December 1, 1996 (the "Agreement") between the Issuer and Fulcrum Properties, L.P. (the "Company") and the Bond Purchase Agreement dated December 23, 1996 (the "Bond Purchase Agreement" and, together with the Indenture and the Agreement, the "Bond Documents") among the Purchaser, the Issuer and the Company; and (d) such other opinions, documents, certificates and letters as we deem relevant in rendering this opinion.

Based on such examination, in our opinion:

1. The Issuer is a municipal corporation and political subdivision of the State of New Mexico and has the power and authority, under the constitution and laws of the State of New Mexico, including the Act, and its home rule charter to execute and deliver the Bond Documents, and to authorize, execute, issue and deliver the Bond.

2. The terms and provisions of the Bond and the Bond Documents comply in all respects with the requirements of the Act.

3. The Bond has been validly authorized, executed and issued in accordance with the law of New Mexico and represents the valid and binding special obligation of the Issuer.

4. The Bond Documents have been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery by the other parties to the Bond Documents constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity.

                                    EXHIBIT A

City of Rio Rancho, et al.
December 23, 1996
Page 3

                                        Very truly yours,

                                    EXHIBIT A

                     [Letterhead of Sutin, Thayer & Browne]

                                                               December 23, 1996

City of Rio Rancho, New Mexico
3900 Southern Boulevard
Rio Rancho, New Mexico 87124

Fulcrum Properties, L.P.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

Property Bond Purchaser, Inc.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

                                   $2,100,000
                         City of Rio Rancho, New Mexico
                   Taxable Industrial Development Revenue Bond
                       (Fulcrum Properties, L.P. Project)
                                   Series 1996


Ladies and Gentlemen:

We have acted as New Mexico counsel to Fulcrum Properties, L.P. (the "Company") and Property Bond Purchaser, Inc. (the "Purchaser"). We have been asked to render this opinion in connection with the issuance by the City of Rio Rancho, New Mexico, of its Taxable Industrial Revenue Bond (Fulcrum Properties, L.P. Project) Series 1996 in the amount of $2,100,000.

In that regard we have reviewed executed copies of:

1. the Lease and Purchase Agreement dated as of December 1, 1996 (the "Agreement") between the City of Rio Rancho, New Mexico (the "Issuer") and the Company;

2. the Bond Purchase Agreement dated December 23, 1996 among the Purchaser, the Issuer and the Company (the "Bond Purchase Agreement") pursuant to which the Purchaser has agreed to purchase the Bond to be issued under the Indenture dated as of December 1, 1996 among the Issuer, the Purchaser and Sunwest Bank of Albuquerque, N.A., as Depositary (the "Indenture"). The Agreement, the Bond Purchase Agreement and the Indenture are collectively referred to herein as the "Documents";

                                    EXHIBIT B

City of Rio Rancho, et al.
December 23, 1996
Page 2

3. certificates of officers and/or general partners of the Company and the Purchaser, certificates of public officials and such other documents as we have deemed necessary.

We have also made such other investigations of law and fact as we have deemed necessary.

For purposes of this opinion we have assumed:

1. the authenticity and genuineness of all signatures other than the Company and the Purchaser on original and certified Documents; the authenticity and genuineness of all signatures other than the Company and the Purchaser on all copies, conformed copies and facsimiles of Documents; and the conformity of copies, conformed copies and facsimiles to original and certified Documents; and

2. the due authorization, execution and delivery of the Documents by all parties other than the Issuer, the Company and the Purchaser.

Despite any other express or implied statement in this letter, each of the opinions expressed in this letter is subject to the following further qualifications, whether or not such opinions refer to such qualifications:

1. Where the phrase "to our knowledge" appears, we have examined the files of the Company and the Purchaser in our office but have not inquired of the Company or the Purchaser or made any independent investigation.

2. We express no opinion and we do not purport to opine as to the accuracy of the representations and warranties made by the Company or the Purchaser or any of their general partners or officers in any of the Documents.

3. Enforceability of the Documents may be limited by bankruptcy, insolvency, reorganization, or similar federal or state laws of general application relating to the rights of creditors, including without limitation such similar laws granting rights and powers which have substantially the same effect as rights which the Company or any actual creditor of the Company was entitled to assert absent such laws; by general principles of equity, including the defenses of unconscionability, ambiguity, and economic duress, whether asserted in equitable or in legal proceedings; by rules of commercial reasonableness; by the provisions of law concerning transfers in contemplation of insolvency to preferred creditors; by provisions of law governing appointment of receivers, injunctive relief and other equitable remedies; and by certain other limitations which may be imposed upon the availability of certain equitable remedies or the exercise of certain equitable rights, including without

                                    EXHIBIT B

City of Rio Rancho, et al.
December 23, 1996
Page 3

     limitation, specific performance or enforcement, waivers or eliminations of rights such as statutory rights of redemption, of jury trial and service of process, separation or aggregation of property at foreclosure or enforced sale.

4. As to the due authorization by the Company and its partners of the execution, delivery and performance by the Company of its obligations under the Agreement and the Bond Purchase Agreement, we have relied exclusively on the opinion of Scott A. Budoff, Esq., general counsel to the Company addressed to you and attached hereto.

This opinion is limited to matters which may be governed by federal law and the laws of New Mexico. We express no opinion with respect to any matter which may be governed by the laws of any other state or jurisdiction. To the extent the laws of any other state or jurisdiction are relevant to our opinion, we assume that such laws are identical to the laws of New Mexico in all respects.

Based upon and subject to the foregoing, in our opinion:

1. Based solely on certificates of the Delaware Secretary of State, the Company is a limited partnership duly organized and validly existing under the laws of Delaware and is in good standing under the laws of Delaware.

2. The Company has duly authorized the execution, delivery and performance of the Agreement and the Bond Purchase Agreement.

3. The Company is authorized to do business as a foreign limited partnership in the State of New Mexico, and is in good standing under the laws of New Mexico.

4. The execution, delivery and performance by the Company of the Agreement and the Bond Purchase Agreement will not conflict with, contravene or violate any applicable law, rule, regulation or ordinance.

5. All necessary authorizations, approvals, consents and other orders of any governmental authority or agency for the execution and delivery by the Company of the Agreement and the Bond Purchase Agreement have been obtained and are in full force and effect.

6. To our knowledge there is no action, suit, proceeding, inquiry or investigation by or before any court, public board or body pending or threatened against the Company or the Purchaser which (I) seeks to or does restrain or enjoin the issuance or delivery of the Bond or the execution and delivery of the Agreement, the Bond Purchase Agreement or (ii) in any

                                    EXHIBIT B

City of Rio Rancho, et al.
December 23, 1996
Page 4

     manner questions the validity or enforceability of the Bond, the Agreement, the Bond Purchase Agreement or the Indenture.

7. The Agreement and the Bond Purchase Agreement constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

8. Neither the Bond nor the Agreement is required to be registered under any New Mexico or federal securities law. The Indenture is not required to be qualified under the Trust Indenture Act of 1939.

                                      Very truly yours,

                                      SUTIN, THAYER & BROWNE A Professional
                                      Corporation

                                    EXHIBIT B

                        [Letterhead of Counsel to Issuer]


                                                               December 23, 1996

Fulcrum Properties, L.P.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

Property Bond Purchaser, Inc.
4321 Fulcrum Way, N.E.
Rio Rancho, New Mexico 87124

Sutin, Thayer & Browne A Professional
  Corporation
P. O. Box 1945
Albuquerque, New Mexico 87103

Ladies and Gentlemen:

I am City Attorney to the City of Rio Rancho, New Mexico (the "Issuer"). This opinion is being rendered to you in connection with the issuance by the Issuer of its Taxable Industrial Development Revenue Bond (Fulcrum Properties, L.P. Project) Series 1996 in the maximum principal amount of $2,100,000 (the "Bond").

In my opinion:

1. The City is a duly organized and validly existing municipal corporation and political subdivision of the State of New Mexico (the "State") under the Constitution and laws of the State.

2. Ordinance No. 0-29, Enactment No. 96-029 (the "Ordinance") was duly adopted by the City Council of the Issuer on November 13, 1996, in accordance with all applicable laws and has not been repealed or rescinded.

3. To my knowledge, no litigation is now pending or threatened against the Issuer which seeks to or does restrain or enjoin the issuance or delivery of the Bond, or in any manner questions the authority or proceedings for the issuance of the Bond.

                                                   Very truly yours,

                                    EXHIBIT C

                    [Letterhead of Counsel to the Purchaser]

                                                               December 23, 1996

City of Rio Rancho, New Mexico
3900 Southern Boulevard
Rio Rancho, New Mexico 87124

Ladies and Gentlemen:

We have acted as counsel to Property Bond Purchaser, Inc. (the "Purchaser") in connection with the Indenture dated as of December 1, 1996 (the "Indenture") among the City of Rio Rancho, New Mexico (the "Issuer"), the Purchaser and Sunwest Bank of Albuquerque, N.A., as Depositary, and the Bond Purchase Agreement dated December 23, 1996 (the "Bond Purchase Agreement") among the Purchaser, the Issuer and Fulcrum Properties, L.P. (the "Company"), pursuant to which the Purchaser has agreed to purchase the Issuer's Taxable Industrial Development Revenue Bond (Fulcrum Properties, L.P. Project) Series 1996 in the maximum principal amount of $2,100,000 to be issued under the Indenture. Terms are used in this letter as defined in the Indenture and the Agreement (as defined in the Indenture). In that connection we have reviewed executed copies of the Bond Documents, certificates of officers of the Purchaser and certificates of public officials and have made such other investigations of law and fact as we have deemed necessary.

For purposes of this opinion we have assumed:

1. the authenticity and genuineness of all signatures other than the Company and the Purchaser on original and certified Documents; the authenticity and genuineness of all signatures other than the Company and the Purchaser on all copies, conformed copies and facsimiles of Documents; and the conformity of copies, conformed copies and facsimiles to original and certified Documents; and

2. the due authorization, execution and delivery of the Documents by all parties other than the Issuer, the Company and the Purchaser.

Despite any other express or implied statement in this letter, each of the opinions expressed in this letter is subject to the following further qualifications, whether or not such opinions refer to such qualifications:

1. Where the phrase "to our knowledge" appears, we have examined the files of the Company and the Purchaser in our office but have not inquired of the Company or the Purchaser or made any independent investigation.

                                    EXHIBIT D

City of Rio Rancho, et al.
December 23, 1996
Page 2

2. We express no opinion and we do not purport to opine as to the accuracy of the representations and warranties made by the Company or the Purchaser or any of their general partners or officers in any of the Documents.

3. Enforceability of the Documents may be limited by bankruptcy, insolvency, reorganization, or similar federal or state laws of general application relating to the rights of creditors, including without limitation such similar laws granting rights and powers which have substantially the same effect as rights which the Company or any actual creditor of the Company was entitled to assert absent such laws; by general principles of equity, including the defenses of unconscionability, ambiguity, and economic duress, whether asserted in equitable or in legal proceedings; by rules of commercial reasonableness; by the provisions of law concerning transfers in contemplation of insolvency to preferred creditors; by provisions of law governing appointment of receivers, injunctive relief and other equitable remedies; and by certain other limitations which may be imposed upon the availability of certain equitable remedies or the exercise of certain equitable rights, including without limitation, specific performance or enforcement, waivers or eliminations of rights such as statutory rights of redemption, of jury trial and service of process, separation or aggregation of property at foreclosure or enforced sale.

This opinion is limited to matters which may be governed by federal law and the laws of New Mexico. We express no opinion with respect to any matter which may be governed by the laws of any other state or jurisdiction.

Based upon the foregoing, in our opinion:

1. The Purchaser is a corporation duly organized and validly existing under the laws of New Mexico, and is in good standing under the laws of New Mexico.

2. The Indenture and the Bond Purchase Agreement constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.

3. The execution, delivery and performance by the Purchaser of the Indenture and the Bond Purchase Agreement will not conflict with, contravene, violate or constitute a breach of or default under the certificate of incorporation or the bylaws of the Purchaser or any law, rule, regulation, ordinance, order, consent, decree, agreement or instrument to which the Purchaser is a party or by which it or its properties is bound.

                                    EXHIBIT D

City of Rio Rancho, et al.
December 23, 1996
Page 3

4. All necessary authorizations, approvals, consents and other orders of any governmental authority or agency for the execution and delivery by the Purchaser of the Indenture and the Bond Purchase Agreement have been obtained and are in full force and effect.

5. To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation by or before any court, public board or body pending or threatened against the Purchaser, which (i) seeks to or does restrain or enjoin the issuance or delivery of the Bond or the execution and delivery of any of the Bond Documents, or (ii) in any manner questions the validity or enforceability of the Bond or any of the Bond Documents.

                                        Very truly yours,

                                    EXHIBIT D